10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

High Yield Bond Fund

Security

Royal Caribbean Cruises Ltd

Advisor

EIMCO

   Transaction
 Date

                                    5/6/2003

Cost
       $1,986,780
Offering Purchase

                                     0.800%

Broker
Goldman, Sachs & Co.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.

Fund

Evergreen High Yield Bond Fund

Security

Aviall

Advisor

EIMCO

   Transaction
 Date

                                    6/25/2003

Cost

     1,750,000.00
Offering Purchase

                                      0.88%

Broker

Citigroup Global Markets Inc.



Fund

High Yield Bond Fund

Security

Merisant Company

Advisor

EIMCO

Transaction
 Date

                                    6/30/2003

Cost

     3,000,000.00
Offering Purchase

                                      1.50%

Broker
Wachovia Securities, LLC


Fund

High Yield Bond Fund

Security

Western Wireless Corp

Advisor

EIMCO

Transaction
 Date

                                    7/11/2003

Cost
       $5,285,000
Offering Purchase

                                     0.881%

Broker
Goldman, Sachs & Co.


Fund

Strategic Income Fund

Security

Western Wireless Corp

Advisor

EIMCO

Transaction
 Date

                                    7/11/2003

Cost

         $675,000
Offering Purchase

                                     0.113%

Broker
Goldman, Sachs & Co.


Fund

High Yield Bond Fund

Security

Tom Brown, Inc.
Advisor

EIMCO

Transaction
 Date

                                    9/11/2003

Cost
       $4,000,000
Offering Purchase

                                      1.78%

Broker
Goldman, Sachs & Co.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.



Fund

High Yield Bond Fund

Security

Nations Rent Cos Inc

Advisor

EIMCO

Transaction
 Date

   10/16/2003

Cost

         $575,000
Offering Purchase

                                     0.230%

Broker
Jefferies & Company, Inc.


Fund

Strategic Income Fund

Security

Cincinnati Bell Inc

Advisor

EIMCO

Transaction
 Date

   10/31/2003

Cost
       $2,000,000
Offering Purchase

                                     0.370%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members

Credit Suisse First Boston LLC


Fund

Diversified Bond Fund

Security

Triad Hospitals Inc

Advisor

EIMCO

Transaction
 Date

                                    11/6/2003

Cost

         $200,000
Offering Purchase

                                     0.440%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
Syndicate
Members

Banc of America Securities LLC